Principal Funds, Inc.
Supplement dated March 7, 2018
to the Statutory Prospectus dated March 1, 2018

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR LARGECAP VALUE FUND

In the Management section, under Investment Advisor and Portfolio Managers, delete Joel Fortney from the alphabetical list of portfolio managers, and add the following to the alphabetical list of portfolio managers:

•	Jeffrey A. Schwarte (since 2018), Portfolio Manager

MANAGEMENT OF THE FUNDS

In The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, delete Joel Fortney from the list of portfolio managers.